UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2007

MONMOUTH CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	000-24282	21-0740878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

(732) 577-9993

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On May 9, 2007, Eugene W. Landy, President of Monmouth Capital Corporation (“Monmouth Capital”) and President of Monmouth Real Estate Investment Corporation (“Monmouth REIT”), and Michael P. Landy, Executive Vice President of Monmouth Capital, gave a presentation to the Philadelphia Securities Association in Philadelphia, Pennsylvania. This presentation was accompanied by a series of electronic slides that included information pertaining to the proposed merger of Monmouth Capital with and into a wholly-owned subsidiary of Monmouth REIT. A copy of the slides is attached as Exhibit 99.1 hereto and incorporated by reference herein. An archive of the slide presentation will be available through Monmouth Capital’s website located at www.monmouthcapital.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Copy of Slide Presentation on May 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MONMOUTH CAPITAL CORPORATION

Dated: May 9, 2007	By:	/s/ Anna T. Chew
Anna T. Chew Chief Financial Officer

EXHIBIT INDEX

99.1	Copy of Slide Presentation on May 9, 2007